Investor Presentation March 2018

TECHNOLOGY | INNOVATION | SOLUTIONS Forward-looking Statements & Non-GAAP Financial Information Forward-Looking Language This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, our guidance relating to revenue and adjusted earnings from operations, and statements we make regarding our ability to achieve revenue growth, profitability, and improvements in f inancial results and shareholder value. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are diff icult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our ability to achieve operational efficiencies and meet customer demand for products and services and the risks described in the Company's filings with the Securities and Exchange Commission, including the Company's reports on Form 10-K and Form 10-Q. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted EBITDA and adjusted earnings from operations. Management believes that such information can enhance investors' understanding of the company's ongoing operations. See the accompanying table below for a reconciliation of adjusted EBITDA and adjusted earnings from operations to the most closely related GAAP measure. 2

WHO WE ARE AND WHAT WE DO

TECHNOLOGY | INNOVATION | SOLUTIONS 4 Agilysys Overview • Agilysys is a Technology Solutions Company Exclusively Focused on the Hospitality Sector • Our Solutions Drive Substantial Customer Benefits Including Increased Revenue, Reduced Cost, Enhanced Guest Experiences and Improved Employee Morale • Offices in 10 Locations Globally with Corporate Services in Alpharetta, Georgia Note: Revenue data is for the trailing twelve months ended December 31, 2017. $125.9M Total Revenue 53% Recurring Revenue as a % of Total Revenue 28% SaaS Revenue as a % of Recurring Revenue 30% Approx. SaaS Revenue Growth Rate

TECHNOLOGY | INNOVATION | SOLUTIONS 5 Agilysys Overview Total Resources 833 Research & Development 391 Professional Services 126 General & Administrative 98 Customer Support 80 Sales & Marketing 69 Technical Services 40 Operations 29 Note: Headcount as of February 28, 2018. Resources by Department

TECHNOLOGY | INNOVATION | SOLUTIONS HELP OUR CUSTOMERS IMPROVE GUEST EXPERIENCE AND LOYALTY WHATEVER IT TAKES, INCLUDING INTEGRATION WITH 3rd PARTY PARTNERS WITH DEDICATION TO PAST, PRESENT & FUTURE CUSTOMER INVESTMENTS IN OUR PRODUCTS AND SERVICES. Agilysys Mission 6

TECHNOLOGY | INNOVATION | SOLUTIONS We Provide Leading Hospitality Solutions Lodging Solutions ~255k rooms at 12/31/17 +5% since 12/31/16 F&B Solutions ~45k end points at 12/31/17 +17% since 12/31/16 62% of Revenue 26% of Revenue 9% of Revenue INVENTORY & PROCUREMENT 3% of Revenue DOCUMENT MANAGEMENT PROPERTY MANAGEMENT Note: Revenue contribution figures represent percentage for the trailing twelve months ended December 31, 2017 7 POINT-OF-SALE Product Technology 93% of Revenue WELL-ESTABLISHED 7% of Revenue rGUEST

TECHNOLOGY | INNOVATION | SOLUTIONS Gaming – 52% of Revenue Hotels, Resorts and Cruise – 25% of Revenue Food Service ce – 21% of Revenue We Serve Leading Hospitality Brands Restaurants, Universities, Stadia and Healthcare – 2% of Revenue 8 Note: Revenue contribution figures represent percentage for the trailing twelve months ended December 31, 2017

TECHNOLOGY | INNOVATION | SOLUTIONS • Guests Increasingly Demand New Technology-Enabled Access and Ease of Use • New Guest Experience Solutions: Mobile, Self-Service, Preference-Based, Social-Aware • Competition for Guest Loyalty From OTAs, Other Brands, Shared Rentals • Single View of Guest Demands Integration With Other Hospitality Solutions • Few Vendors Focused Solely on Hospitality • Large Enough to Meet Enterprise Needs • Small Enough to be Flexible & Agile Dining Experience Lodging Experience HOTEL Growing Need for Agilysys Products 9

TECHNOLOGY | INNOVATION | SOLUTIONS rGuest Well-Established Partner Food & Beverage Lodging Cross- Functional Agilysys Products 10

TECHNOLOGY | INNOVATION | SOLUTIONS APAC $1.36B 28% EMEA $1.36B 29% NA $1.72B 36% SA $0.35B 7% ARR Market Opportunity $4.79 Billion POS $3.18B 66% PMS $1.61B 34% ARR Product Opportunity Billions Agilysys Revenue ~ $125.9M* Hospitality Market *Trailing twelve months ended December 31, 2017. 11

TECHNOLOGY | INNOVATION | SOLUTIONS 130 150 170 190 210 230 250 270 290 FY18 FY19 FY20 FY21 FY22 Revenue Possibilities 20% CAGR 15% CAGR 10% CAGR Estimated 10% - 20% Four-Year Revenue Growth CAGR 12 Adjusted Earnings from Operations at 10%-20% of Revenue is Possible by FY2020

TECHNOLOGY | INNOVATION | SOLUTIONS Staff From Line Level Roles Within Industries We Serve Best Practice Solution Capabilities Scalable to Largest Global Properties Agility to Meet Custom Requirements Single View of Guest Average Customer Life – 10 yrs Exclusively Hospitality Focused Continuous Improvement Competitive Strengths End to End Guest Lifecycle Solutions rGuest Platform Links Guest Preferences Enterprise Level Architecture What Makes Agilysys Different? 13 World Class Customer Service

TECHNOLOGY | INNOVATION | SOLUTIONS OBSESSIVELY CUSTOMER CENTRIC ENGINEERING DRIVEN COMPANY IN EVERY MARKET WE SERVE Go To Market Strategy 14 96% increase in developer capacity vs. FY2017 ~25% improvement in customer retention vs. FY2017

TECHNOLOGY | INNOVATION | SOLUTIONS 15 Growth in Engineering Capacity Jan 1, 2017 Feb 28, 2018 Growth R&D 229 391 71% Developers 134 263 96% Total Headcount 725 833 15% R&D/HC 32% 47% Developers/HC 18% 32% Contractors 102 31

TECHNOLOGY | INNOVATION | SOLUTIONS Chennai • 34,000 Square Feet • 330 Employee Capacity • ~240 Already Onboard • Full Capacity by June 2018 • Other Tenants – Amazon, Cisco, Citi, GE, Fidelity, AstraZeneca India Development Center 16

TECHNOLOGY | INNOVATION | SOLUTIONS INCREASED PRODUCT DEVELOPMEMENT VELOCITY GREATER PROCESS EFFICIENCIES EMPLOYEE & LEADERSHIP DEVELOPMENT PROFITABLE REVENUE GROWTH DIFFERENTIATING PRODUCT BREADTH INTERNATIONAL EXPANSION OBSESSIVE CUSTOMER CENTRICITY INNOVATION AND EXECUTION GOALS Strategic Initiatives 17

TECHNOLOGY | INNOVATION | SOLUTIONS TONY PRITCHETT Chief Financial Officer Tony is a certified public accountant who joined Agilysys in 2012 as controller of the Retail Solutions Group, bringing with him prior financial experience with software and SaaS companies. RAMESH SRINIVASAN President and Chief Executive Officer Ramesh is an accomplished CEO with leadership and turnaround success across multiple industries resulting in rapid and sustainable long-term growth and significant increases in shareholder value. 18 Senior Management Leading New Growth Vision KYLE C. BADGER Senior Vice President, General Counsel and Secretary Kyle leads our global legal and human resources teams, and brings over 22 years of legal experience representing public and private companies in general corporate matters. DON DEMARINIS Senior Vice President Sales, Americas Don brings extensive industry experience and success at Oracle and Micros selling hospitality technology and services to global clients across markets where he led sales increases of up to 30% per annum.

TECHNOLOGY | INNOVATION | SOLUTIONS SRIDHAR LAVETI Vice President of Established Products and Customer Support Sridhar leads the product engineering and management teams for established Agilysys products and oversees customer support. He brings 25+ years of technology and general management leadership across multiple industries. ROB JACKS Vice President of Professional Services Rob is responsible for building and delivering a high-caliber professional services team. As a prior CIO in gaming, Rob brings a reputation as a transformational executive who can deploy complex solutions with a measurable ROI. 19 Senior Management Leading New Growth Vision LARRY STEINBERG Senior Vice President and Chief Technology Officer Larry leads many of the key new product initiatives at Agilysys. Prior to Agilysys, as a Development Manager for Microsoft, he focused on automation, interoperability, cross-platform, and cloud and datacenter solutions. PRAKASH BHAT Vice President and Managing Director (India) Prakash brings 30+ years of practical experience in technology and management with an impressive track record of building new companies to create a strong market presence for established organizations in new locations.

FINANCIAL OVERVIEW

TECHNOLOGY | INNOVATION | SOLUTIONS Financial Metrics and Valuation (*TTM) Share Price (3/7/18) $11.55 Diluted Shares Outstanding 22.8M Diluted Market Capitalization $263.3M Cash (as of 12/31/17) $37.6M Debt (as of 12/31/17) $0.2M Enterprise Value $225.9M Revenue $125.9M Gross Profit $63.1M Adjusted EBITDA^ $5.8M Adjusted Earnings from Operations^ ($10.3M) Earnings per Share ($0.59) EV/Revenue 1.8x EV/Gross Profit 3.6x Business Metrics (as of 12/31/17) Direct POS End Points Managed Y/Y Growth ~45k 17% Direct Hotel Rooms Managed Y/Y Growth ~255k 5% Recurring Revenue* As % of Total Revenue 53% Subscription Revenue* As % of Recurring Revenue 28% Subscription Revenue Growth Y/Y 26% rGuest as % of Total Revenue* 7% New Customer Count* 85 ^Non-GAAP measure, see reconciliation on slide 25. *Trailing twelve months ended December 31, 2017. Evolving Business, Evolving P&L 21

TECHNOLOGY | INNOVATION | SOLUTIONS Consolidated Balance Sheet (in thousands) March 31, 2017 December 31, 2017 Cash, Cash Equivalents and Marketable Securities $49,255 $37,615 Other Current Assets 24,265 23,726 Long-Term Assets 93,785 94,577 Total Assets $167,305 $155,918 Current Liabilities $46,337 $41,564 Other Liabilities 7,299 6,140 Total Liabilities $53,636 $47,704 Shareholders’ Equity 113,669 108,214 Total Liabilities and Shareholders’ Equity $167,305 $155,918 Strong Balance Sheet 22

TECHNOLOGY | INNOVATION | SOLUTIONS All numbers in thousands, except per share data *Trailing twelve months ended December 31, 2017. ^ Non-GAAP measure, see reconciliation on slide 25. $103,514 $120,366 $127,678 $125,907 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 FY15 FY16 FY17 TTM* Revenue ($19,288) ($16,661) ($11,568) ($10,319) ($22,000) ($17,000) ($12,000) ($7,000) ($2,000) FY15 FY16 FY17 TTM* Adjusted Earnings from Operations^ $1,174 $4,287 $4,478 $5,787 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 FY15 FY16 FY17 TTM* Adjusted EBITDA^ ($11,497) ($3,765) ($11,721) ($13,425) ($16,000) ($11,000) ($6,000) ($1,000) FY15 FY16 FY17 TTM* Net Loss Historical Financial Results 23 Three Consecutive Quarters with Adj. EBITDA over $1.5M Record Revenue Quarter (Q1)

APPENDIX

TECHNOLOGY | INNOVATION | SOLUTIONS *Trailing twelve months ended December 31, 2017. Non-GAAP Reconciliation 25 TTM* 2017 2016 2015 Net loss (13,425)$ (11,721)$ (3,765)$ (11,497)$ Income tax expense (benefit) (1,455) 236 6 (1,054) Loss before taxes (14,880) (11,485) (3,759) (12,551) Depreciation of fixed assets 2,510 2,409 2,199 2,225 Amortization of intangibles 1,782 1,392 1,243 3,461 Amortization of developed technology 9,678 8,012 1,022 1,294 Interest income (81) (147) (63) (62) EBITDA (b) (991) 181 642 (5,633) Share-based compensation 5,421 2,427 3,405 3,141 Restructuring, severance and other charges 1,318 1,561 283 1,482 Asset write-offs and other fair value adjustments - - 180 1,836 Other non-operating (income) expense (111) 224 (491) 146 Legal settlements 150 85 268 203 Adjusted EBITDA (a) 5,787$ 4,478$ 4,287$ 1,174$ Capital expenditures (6,120) (4,158) (5,900) (4,650) Capitalized software development costs (9,986) (11,888) (15,048) (15,813) Adjusted Earnings from Operations (c) (10,319)$ (11,568)$ (16,661)$ (19,288)$ (a) Adjusted EBITDA, a non-GAAP financial measure, is defined as income before income taxes, interest expense (net of interest income), depreciation and amortization (including amortization of developed technology), and excluding charges relating to i) legal settlements, ii) restructuring, severance, and other charges, iii) asset write-offs and other fair value adjustments, iv) share-based compensation, and v) other non-operating (income) expense (b) EBITDA is defined as net income before income taxes, interest expense, depreciation and amortization (c) Adjusted Earnings from Operations, a non-GAAP financial measure, is defined as Adjusted EBITDA, less capital expe ditures and capitalized software development costs AGILYSYS, INC. RECONCILIATION OF NET LOSS TO ADJUSTED EARNINGS FROM OPERATIONS (UNAUDITED) (In thousands) Twelve Months Ended March 31

TECHNOLOGY | INNOVATION | SOLUTIONS Cash Flow *Trailing twelve months ended December 31, 2017. 26

Principal Location Country with Installation Reseller Santa Barbara, CA Seattle, WA Las Vegas, NV Alpharetta, GA Windsor, UK Hong Kong Manila, Philippines Singapore Kuala Lumpur, Malaysia Chennai, India Agilysys Corporate Services • Alpharetta, Georgia Agilysys US Offices • Las Vegas, Nevada • Santa Barbara, California • Bellevue, Washington Agilysys EMEA Office • United Kingdom Agilysys APAC Offices • Hong Kong • Malaysia • Philippines • Singapore Agilysys Demonstration Centers • Alpharetta, Georgia • Las Vegas, Nevada India Development Center • Chennai, India Agilysys Global Footprint 27

Contact: Richard Land / Norberto Aja JCIR (212) 835-8500 agys@jcir.com Tony Pritchett Chief Financial Officer (770) 810-7941 InvestorRelations@agilysys.com 28